Exhibit 10.8.12


                                 TRUST INDENTURE

                              SECOND SUPPLEMENT TO

                               SPECIAL PROVISIONS


         THIS SECOND SUPPLEMENT TO TRUST INDENTURE SPECIAL PROVISIONS, dated as of September 30, 2002 between (i) Trailer Bridge, Inc., a Delaware corporation (herein called the "Shipowner"), and (ii) State Street Bank and Trust Company, A Massachusetts trust company (said Bank, any successor or assign, herein called the "Indenture Trustee").


                                    RECITALS:

         A. The parties hereto have previously entered into a TRUST INDENTURE, dated as of June 23, 1997 (the "Trust Indenture") in connection with the Shipowner's issuance of $10,515,000 aggregate principal amount of its bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series:" (the "Original Bonds");

         B. The terms of the Original Bonds required equal principal payments to be paid semi-annually on March 30 and September 30 of each year commencing on September 30, 1997 until such principal sum has been paid.

         C. The parties hereto have previously entered into a FIRST SUPPLEMENT TO TRUST INDENTURE SPECIAL PROVISIONS, dated as of December 31, 2001 (the "Supplemented Trust Indenture") in connection with the Shipowner's issuance of its bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series Amended and Restated December 31, 2001:" (the "Restated Bonds") of which $9,042,900 principal amount is currently outstanding, such Obligations to bear interest at 7.07% per annum maturing on September 30, 2022.

         D. The terms of the Restated Bonds required principal payments to be paid semi-annually on March 30 and September 30 of each year until such principal sum has been paid.

         E. The Shipowner and holder of the Original Bonds, with the consent of United States, represented by the Secretary, have agreed to amend and restate the Restated Bonds to provide that there be no semi-annual principal payment due September 30, 2002 and commencing March 30, 2003 and on each March 30 and September 30 of each year until paid all remaining semi-annual principal payments shall be $226,073.

         NOW THEREFORE, in consideration of the premises, of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, and for the equal and proportionate benefit of all the present and future Holders of the Obligations, the parties hereby agree as follows:



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

                                 ARTICLE SECOND

                                    THE BONDS

         Subparagraph (a) is deleted in its entirety and replaced with:

         (a) the Bonds issued hereunder shall be designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series Amended and Restated September 30, 2002," and shall be in the form of Exhibit 2-1 to this Indenture; and, the aggregate principal amount of Bonds which may be issued under this Indenture shall not exceed $10,515,000, of which $9,042,900 principal amount is currently outstanding, except as provided in Sections 2.09, 2.10, 2.12 and 3.10(b) of Exhibit 1 hereto.

                                  ARTICLE THIRD

                               CERTAIN REDEMPTIONS

         Subparagraph (a) Mandatory Sinking Fund Redemptions is amended by the addition of the following sentence at the end of the first paragraph:

Provided, however, there be no semi-annual principal payment due September 30, 2002 and commencing March 30, 2003 and on each March 30 and September 30 of each year until paid all remaining semi-annual principal payments shall be $226,073.

         Except as otherwise expressly provided herein, terms not defined herein which are defined in Schedule A to the Trust Indenture dated June 23, 1997 between Trailer Bridge, Inc. and State Street Bank and Trust Company, or by reference therein to other instruments shall have the meaning ascribed to them in said Schedule A or other instruments.

         IN WITNESS WHEREOF, This Second Amendment To Trust Indenture Special Provisions has been duly executed by the parties hereto as of the day and year first above written.

                                       TRAILER BRIDGE, INC.
                                       Shipowner

[SEAL]
                                       By:   /s/ John D. McCown
                                          --------------------------------------
                                       Chairman and Chief
                                       Executive Officer

                                       STATE STREET BANK AND TRUST COMPANY
                                       Indenture Trustee


[SEAL]                                 By:______________________________________
                                       Vice President



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


CONSENTED TO                           UNITED STATES OF AMERICA
                                       SECRETARY OF TRANSPORTATION
                                       MARITIME ADMINISTRATOR

                                       By:______________________________________
                                       Secretary
                                       Maritime Administration







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

                                   Exhibit 2-1

                                  Form of Bond































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